                                                                    Exhibit 99.3



                       UNITED STATES BANKRUPTCY COURT
                        FOR THE DISTRICT OF DELAWARE


In re DVI, Inc.
                                     Case No. 03-12656 (MFW)
                                     Reporting Period: 12/01/03 - 12/31/03

                            MONTHLY OPERATING REPORT

 File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

                                                                                                    DOCUMENT        EXPLANATION
REQUIRED DOCUMENTS                                                           FORM NO.               ATTACHED          ATTACHED
------------------                                                           --------               --------          --------
Schedule of Cash Receipts and Disbursements                                  MOR - 1A                   x

    Bank Reconciliations (or copies of Debtor's bank reconciliations)        MOR - 1B                   x

Statement of Operations                                                      MOR - 2

Balance Sheet                                                                MOR - 3

Status of Postpetition Taxes                                                 MOR - 4                    x

    Copies of IRS Form 6123 or payment receipt (See Tax Affidavit)                                                       x

    Copies of tax returns filed during reporting period (See Tax Affidavit)                                              x

Summary of Unpaid Postpetition Debts                                         MOR - 4                    x

    Listing of aged accounts payable                                                                    x

Accounts Receivable Aging                                                    MOR - 5                    x

Debtor Questionnaire                                                         MOR - 5                    x


I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.


RESPONSIBLE PARTY:


/s/ Mark E. Toney                                Chief Executive Officer
---------------------------------                -------------------------------
Signature of Responsible Party                   Title


Mark E. Toney                                    1-20-04
---------------------------------                -------------------------------
Printed Name of Responsible Party                Date


PREPARER:


/s/ John P. Boyle                                Chief Accounting Officer
---------------------------------                -------------------------------
Signature of Preparer                            Title


John P. Boyle                                    1-20-04
---------------------------------                -------------------------------
Printed Name of Preparer                         Date

IN RE DVI, INC.
CASE NUMBER: 03-12656 (MFW)                REPORTING PERIOD: 12/01/03 - 12/31/03



SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
(in thousands)

                                       -----------------------           -------------------------------
                                           CURRENT MONTH                   CUMULATIVE FILING TO DATE
                                       -----------------------           -------------------------------
                                              Actuals                               Actuals
                                       -----------------------           -------------------------------
--------------------------------------------------------------------------------------------------------
CASH BEGINNING OF MONTH (a)                                 1                                       420
--------------------------------------------------------------------------------------------------------

RECEIPTS:
Customer Payments                                           -                                         -
Trust Receipts                                              -                                         -
Trust Advances                                              -                                         -
Receipt of Servicer Fee                                     -                                         -
Payments by Affiliates on Debtor's Behalf                   -                                         -
DIP Facility Advances                                       -                                         -

                                       -----------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
TOTAL RECEIPTS                                              -                                         -
--------------------------------------------------------------------------------------------------------

DISBURSEMENTS
Payroll (b)                                                 -                                         -
Benefits (b)                                                -                                         -
Building Costs                                              -                                         -
Equipment Costs                                             -                                         -
Auto, Travel & Entertainment                                -                                         -
Outside Services                                            -                                         -
Sales & Use Taxes                                           -                                         -
DIP Facility Repayments (c)                                 -                                      (419)
Other Expense                                               -                                         -

Professional Fees                                           -                                         -
U.S. Trustee Quarterly Fees                                 -                                         -

                                       -----------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
TOTAL DISBURSEMENTS                                         -                                      (419)
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
NET CASH FLOW                                               -                                      (419)
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
CASH END OF MONTH                                           1                                         1
--------------------------------------------------------------------------------------------------------


DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT MONTH ACTUAL COLUMN)

--------------------------------------------------------------------------------

TOTAL DISBURSEMENTS                                                           -
   Transfers to Debtor in Possession Accounts                                 -
   Estate Disbursements Made By Outside Sources (i.e. from escrow accounts)   -

TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES               -

--------------------------------------------------------------------------------


(a) Cash amount was collected from the sale of DVI Financial Services Inc.'s interest in Diamond Medical, a Japanese joint venture.

(b)   There are no DVI, Inc. employees.

(c)   Amount swept to DIP bank account during October 2003.
                                                                        MOR - 1A

IN RE DVI, INC.
CASE NUMBER: 03-12656 (MFW)                REPORTING PERIOD: 12/01/03 - 12/31/03



BANK RECONCILIATIONS
(in thousands)

                                            -------------------------------------------    ------------------------------------
                                                   ACCOUNTS                                           CURRENT MONTH
                                            -------------------------------------------    ------------------------------------
                                                  Operating               Other                          Actuals
                                            -------------------------------------------    ------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
CASH BEGINNING OF MONTH (a)                                      1                   -                                       1
-------------------------------------------------------------------------------------------------------------------------------

RECEIPTS:
Customer Payments                                                -                   -                                       -
Trust Receipts                                                   -                   -                                       -
Trust Advances                                                   -                   -                                       -
Receipt of Servicer Fee                                          -                   -                                       -
Payments by Affiliates on Debtor's Behalf                        -                                                           -
DIP Facility Advances                                            -                   -                                       -

                                            -----------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
TOTAL RECEIPTS                                                   -                   -                                       -
-------------------------------------------------------------------------------------------------------------------------------

DISBURSEMENTS
Payroll (b)                                                      -                   -                                       -
Benefits (b)                                                     -                   -                                       -
Building Costs                                                   -                   -                                       -
Equipment Costs                                                  -                   -                                       -
Auto, Travel & Entertainment                                     -                   -                                       -
Outside Services                                                 -                   -                                       -
Sales & Use Taxes                                                -                   -                                       -
DIP Facility Repayments                                          -                   -                                       -
Other Expense                                                    -                   -                                       -

Professional Fees                                                -                   -                                       -
U.S. Trustee Quarterly Fees                                      -                   -                                       -

                                            -----------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
TOTAL DISBURSEMENTS                                              -                   -                                       -
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
NET CASH FLOW                                                    -                   -                                       -
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
CASH END OF MONTH                                                1                   -                                       1
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
BANK BALANCE                                                     1                   -                                       1
   Deposits in Transit                                           -                   -                                       -
   Outstanding Checks                                            -                   -                                       -
   Other                                                         -                   -                                       -
ADJUSTED BANK BALANCE                                            1                   -                                       1
-------------------------------------------------------------------------------------------------------------------------------


(a) Cash amount was collected from the sale of DVI Financial Services Inc.'s interest in Diamond Medical, a Japanese joint venture.

(b)   There are no DVI, Inc. employees.
                                                                        MOR - 1B

In re DVI, Inc.                            Case No. 03-12656 (MFW)
                                           Reporting Period: 12/01/03 - 12/31/03


                          STATUS OF POSTPETITION TAXES

(in thousands)

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.

                                                  Beginning        Amount                        Ending
                                                     Tax        Withheld or       Amount          Tax
                                                  Liability       Accrued          Paid        Liability
                                                  ---------       -------          ----        ---------
FEDERAL
Withholding                                               -              -              -              -
FICA-Employee                                             -              -              -              -
FICA-Employer  (a)                                        -              -              -              -
Unemployment                                              -              -              -              -
Income                                                    -              -              -              -
Other                                                     -              -              -              -
    Total Federal Taxes                                   -              -              -              -
STATE AND LOCAL
Withholding                                               -              -              -              -
Sales (a)                                                 -              -              -              -
Excise                                                    -              -              -              -
Unemployment                                              -              -              -              -
Real Property                                             -              -              -              -
Personal Property                                         -              -              -              -
Florida Doc Stamp                                         -              -              -              -
Franchise                                                 -              -              -              -
Other: Local Income Tax Withholding                       -              -              -              -
    Total State and Local                                 -              -              -              -
TOTAL TAXES                                               -              -              -              -


                      SUMMARY OF UNPAID POSTPETITION DEBTS

(in thousands)

ACCOUNTS PAYABLE AGING                                                AMOUNT
----------------------                                                ------
Current                                                                    -
0 - 30 days                                                                -
31 - 60 days                                                               -
61 - 90 days                                                               -
91+ days                                                                   -
TOTAL ACCOUNTS PAYABLE                                                     -


Explain how and when the Debtor intends to pay any past-due postpetition debts.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


(a) Debtor has obtained authorization from the Bankruptcy Court to pay such tax liabilities.
                                                                           MOR-4

In re DVI, Inc.
                                           Case No. 03-12656 (MFW)
                                           Reporting Period: 12/01/03 - 12/31/03


                            ACCOUNTS RECEIVABLE AGING

(in thousands)

ACCOUNTS RECEIVABLE AGING (a)                                       AMOUNT
-----------------------------                                       ------
0 days old                                                               -

1 - 30 days old                                                          -

31 - 60 days old                                                         -

61 - 90 days old                                                         -

91- 120 days old                                                         -

+ Over 121 days                                                          -

Total Accounts Receivable                                                -

Amount considered uncollectible (Bad Debt)                               -

Accounts Receivable (Net)                                                -


                              DEBTOR QUESTIONNAIRE


MUST BE COMPLETED EACH MONTH                                                                                         YES         NO
----------------------------                                                                                         ---         --
1.  Have any assets been sold or transferred outside the normal course of business this reporting period?       (see attached     X
    If yes, provide an explanation below.                                                                        appendices)

2.  Have any funds been disbursed from any account other than a debtor in possession account this reporting
    period?                                                                                                                       X
    If yes, provide an explanation below.

3.  Have all postpetition tax returns been timely filed?                                                              X
    If no, provide an explanation below.

4.  Are workers compensation, general liability and other necessary insurance coverages in effect?                    X
    If no, provide an explanation below.




--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(a)   Debtor does not have any receivables.

                                                                           MOR 5

DVI, Inc.
Case No. 03-12656 (MFW)
Reporting Period:   12/01/03 - 12/31/03




                                    DVI, INC.
                                  TAX AFFIDAVIT


To the best of my knowledge, DVI, Inc. has filed all tax returns and made all required tax payments on a timely basis, except for pre-petition liabilities not authorized for payment by the Bankruptcy Court.



            1-20-04                        /s/ John P. Boyle
------------------------------------       -------------------------------------
              Date                         Signature of Responsible Party
                                           John P. Boyle

                                                                      APPENDIX 1

                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF DELAWARE


In re DVI, Inc.                                          Case No. 03-12656 (MFW)
                                            Reporting period: 12/1/03 - 12/31/03

          REPORT OF THE SALE, DISPOSAL, OR ABANDONMENT OF ESTATE ASSETS

($ in thousands)

Asset Description:      DVI International Inc. (non-Debtor), a subsidiary of DVI, Inc., sold its investment in 31 Australian contracts to De Lage Landen (DLL).

Effective Date:         12/18/03


Contracts Sold:

                                                                #         Amount
         Capital leases                                        25         $1,689
         Capital notes                                          5            198
         Operating lease                                        1             28
         Total Net Investment (USD)                            31         $1,915

Compensation (a):                                                         $1,934

Gain on Transaction:                                                      $   19


(a)   approximately $1,810 was for debt reduction

                                                                      APPENDIX 2

                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF DELAWARE


In re DVI, Inc.                                          Case No. 03-12656 (MFW)
                                            Reporting period: 12/1/03 - 12/31/03

          REPORT OF THE SALE, DISPOSAL, OR ABANDONMENT OF ESTATE ASSETS

($ in thousands)

Asset Description:      DVI International, Inc. (non-Debtor), a subsidiary of DVI, Inc., abandoned its South African investment due to its conclusion that it no longer had the resources to sustain and grow its business in that country. The cost of a gradual liquidation of its South African contract portfolio exceeded costs to simply abandon the business.

Effective Date:         12/31/03

Carrying Value:                                                 $422

Compensation:                                                   $  0

Loss on Transaction:                                            $422